SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): November 8, 2004

                         Advantage Capital Development Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                   Nevada
                 (State or Other Jurisdiction of Incorporation)

                  000-50413                      87-0217252
           (Commission File Number) (IRS Employer Identification No.)

             2999 NE 191st Street, Penthouse 2, Aventura, Florida 33180
               (Address of Principal Executive Offices)(Zip Code)

                                 (866) 820-5139
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)   Previous Independent Auditors:

      (i) Effective October 22, 2004, Russell & Atkins, PLC ("Russell & Atkins") resigned as independent auditor for the Company due to the fact that Russell & Atkins decided that it will no longer be registered with the Public Company Accountants Oversight Board ("PCAOB"). On November 8, 2004, the Company engaged Weiner, Goodman & Company, P.C. as its principal independent accountant. This decision to engage Weiner, Goodman & Company was ratified by the majority approval of the Board of Directors of the Company.

      (ii) Management of Advantage Capital is unaware of any disagreements with Russell & Atkins related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Russell & Atkins' resignation on October 22, 2004, there has been no disagreement between the Company and Russell & Atkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Russell & Atkins would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

      (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Russell & Atkins' audit report on the financial statements for the year ended June 30, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through October 22, 2004, there have been no disagreements with Russell & Atkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Russell & Atkins would have caused them to make reference thereto in their report on the financial statements.

        (v) During the two most recent fiscal years and the interim period subsequent to October 22, 2004, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

      (vi) The Company requested that Russell & Atkins furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.


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(2)     New Independent Accountants:

      (i) The Company engaged, Weiner, Goodman & Company, P.C., Eatontown, New Jersey as its new independent auditors as of November 8, 2004. Prior to such date, the Company, did not consult with Weiner, Goodman & Company, P.C. regarding (i) the application of accounting principles, (ii) the type of audit pinion that might be rendered by Russell & Atkins, PLC, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of business acquired:

                None

        (b)     Exhibits

NUMBER   EXHIBIT
- ------   ------------------------------------------------------
10.1     Letter from Russell & Atkins, PLC
10.2     Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANTAGE CAPITAL DEVELOPMENT CORP

                                         By: /s/  Jeff Sternberg
                                           ---------------------------
                                           Jeff Sternberg
                                           President

November 9, 2004